UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Item 1. Report to Stockholders.

Alpha Fiduciary Quantitative Strategy Fund

ANNUAL REPORT
July 31, 2020

TICKER AFQSX

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Alpha Fiduciary Quantitative Strategy Fund
Annual Report
July 31, 2020

As 2020 began, the US economy and financial markets were performing quite well. In addition, forecasts for 2020 GDP growth, as reported by a survey of economists by the Federal Reserve, were for an expansion of 1.8% . Unemployment was at 3.6% and the companies that make up the S&P 500® Index (the “S&P 500®”) were projected to grow earnings by 9.5% in 2020 according to FactSet earnings insight. The S&P 500® hit a record high on February 19, 2020 and the Alpha Fiduciary Quantitative Strategy Fund’s (“AFQSX”) model, which follows intermediate term trends in the S&P 500®, was signaling the Fund’s exposure to the equity markets to be approximately 1.6X the S&P 500®. We achieved that 1.6X exposure by holding a combination of a low cost S&P 500 ETF and E-mini S&P 500 futures. This exposure resulted in the Fund outperforming the S&P 500® for the period it was invested in January and February until virus fears shook the markets.

When fears of COVID-19 began to profoundly affect the US financial markets in mid-February and early March 2020, the Fund’s intermediate term trend model did not respond to the then short term market decline and remained at the Fund’s high end of the equity markets exposure. To restate, the model was designed to ignore short term market declines because we believe that such declines have historically been quickly reversed. As the duration and magnitude of the decline became longer and more pronounced, having begun on February 20, 2020 and continuing until March 22, 2020, the S&P 500®’s intermediate term trend had changed causing the Fund’s model to signal sells in both the S&P 500® ETF and the E-mini S&P 500® futures. Upon liquidation of the ETF and futures investments, the Fund was invested entirely in a money market fund.

Shortly after COVID-19 hit the markets and the Fund was invested solely in money market funds, at which time we fully reviewed the Fund’s recent performance against the S&P 500®. Our review resulted in the incorporation of additional short term signals in the model that are designed to reduce the time frame required for the fund to become more defensive or opportunistic. We expect to use these signals to improve our investment model’s response time to short term market changes as it relates to the Fund’s use of S&P 500® futures.

From its March low, the S&P 500® rallied back to regain 86% of its loss in less than 3 months. To put that in perspective, it took 3.5 years from the 2009 low for the S&P 500® to regain 86% of its loss and it took 4 years from the 2002 low for the S&P 500® to regain 86%

2020 Annual Report 1

of its loss. In our opinion, the S&P 500®’s trading pattern in Q1 and Q2 2020 was as novel as the virus that caused it. Despite the fact that our investment model called for us to keep the Fund in cash after the March S&P 500® declines, there remains significant historical data to suggest, the Fund’s investment mandate is resilliant, durable, and valid.

The Fund’s model, which included our new short term signals, signaled reinvestment in June 2020, we invested in a combination of an S&P 500® ETF and E-mini S&P 500® futures to achieve an exposure to the S&P 500® of approximately 1X or equal weight to the S&P 500®. In July 2020 the model signaled exposure equal to the S&P 500®. We closed out the month of July and the fiscal year at that exposure.

In closing, we are disappointed with the Fund’s fiscal year performance. During that period, the Fund declined 36.70% from commencement of operations on December 31, 2019 through the fiscal year ended July 31, 2020. Over that same period, the S&P 500® Index returned 2.38% . We are, however encouraged by the Fund’s more recent relative performance to the S&P 500® due in large part to the inclusion of the shorter term signals into the model.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-266-3996.

The Alpha Fiduciary Quantitative Strategy Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-888-266-3996. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2020 Annual Report 2

Alpha Fiduciary Quantitative Strategy Fund (Unaudited)

PERFORMANCE INFORMATION

July 31, 2020 NAV $6.33

TOTAL RETURNS AS OF JULY 31, 2020

Since
Inception(A)
Alpha Fiduciary Quantitative Strategy Fund	(36.70)%
S&P 500® Index (B)	2.38%

Annual Fund Operating Expense Ratio (from 11/5/2019 Prospectus): 1.74%

The Fund’s expense ratio for the period ended July 31, 2020 can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the application of expense breakpoints under the Services Agreement as discussed in Note 4 in the attached financial statements.

(A) Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Alpha Fiduciary Quantitative Strategy Fund went effective November 5, 2019 and commenced operations on December 31, 2019.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-266-3996. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 3

Alpha Fiduciary Quantitative Strategy Fund (Unaudited)

Alpha Fiduciary Quantitative Strategy Fund by Sectors (as a percentage of Net Assets) July 31, 2020 (Unaudited)

* Net Cash represents cash and other assets in excess of liabilities, including futures contracts.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is be available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines (Unaudited)

Alpha Fiduciary, Inc., the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.alphafiduciaryfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-266-3996). This information is also available on the SEC’s website at http://www.sec.gov.

2020 Annual Report 4

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on February 1, 2020 and held through July 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2020
	February 1, 2020	July 31, 2020	to July 31, 2020

Actual	$1,000.00	$639.39	$6.77

Hypothetical	$1,000.00	$1,016.61	$8.32
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2020 Annual Report 5

Alpha Fiduciary Quantitative Strategy Fund
	Schedule of Investments
		July 31, 2020
Shares	Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
26,300 iShares Core S&P 500 ETF * **	$8,621,666
Total for Exchange Traded Funds (Cost - $8,301,927)	8,621,666	80.06%

MONEY MARKET FUNDS
1,831,534 First American Government Obligations Fund	1,831,534
Class X 0.08% ***
Total for Money Market Funds (Cost - $1,831,534)	1,831,534	17.01%
Total Investment Securities	10,453,200	97.07%
(Cost - $10,133,461)
Other Assets in Excess of Liabilities	315,081	2.93%
Net Assets	$10,768,281	100.00%

Alpha Fiduciary Quantitative Strategy Fund
			Schedule of Futures Contracts
				July 31, 2020
		Expiration	Notional	Value/Unrealized
	Contracts	Date	Value	Appreciation
FUTURES CONTRACTS PURCHASED/(SOLD)
Index Futures
E-mini Standard & Poor's 500 Futures	13	9/18/2020	$2,121,275	$21,100
Total	13		$2,121,275	$21,100

* Non-Income Producing Security.
** Additional Information, including current Prospectus and Annual Reports, is available at
https://www.iShares.com/us/products/239726/.
*** The rate shown represents the 7-day yield at July 31, 2020.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 6

Alpha Fiduciary Quantitative Strategy Fund

Statement of Assets and Liabilities
July 31, 2020

Assets:
Investment Securities at Fair Value	$10,453,200
(Cost - $10,133,461)
Cash	1,000
Margin Deposits for Futures Contracts *	308,053
Dividends Receivable	116
Unrealized Appreciation on Futures Contracts	21,100
Total Assets	10,783,469
Liabilities:
Management Fees Payable	8,949
Service Fees Payable	6,239
Total Liabilities	15,188
Net Assets	$10,768,281

Net Assets Consist of:
Paid In Capital	$23,982,286
Accumulated Deficit	(13,214,005)
Net Assets, for 1,700,344 Shares Outstanding	$10,768,281
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($10,768,281/1,700,344 shares)	$6.33

Statement of Operations
For the period December 31, 2019** through July 31, 2020

Investment Income:
Dividend Income	$34,116
Total Investment Income	34,116
Expenses:
Management Fees (Note 4)	130,619
Service Fees (Note 4)	84,485
Total Expenses	215,104

Net Investment Income/(Loss)	(180,988)

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Gain/(Loss) on Investments	(6,779,163)
Net Realized Gain/(Loss) on Futures Contracts	(6,594,693)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	319,739
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	21,100

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts	(13,033,017)

Net Increase/(Decrease) in Net Assets from Operations	$(13,214,005)

* Required minimum margin deposit held as collateral for futures contracts is $156,000. ** Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

Alpha Fiduciary Quantitative Strategy Fund

Statement of Changes in Net Assets
	12/31/2019*
	to
	7/31/2020
From Operations:
Net Investment Income/(Loss)	$(180,988)
Net Realized Gain/(Loss) on Investments	(6,779,163)
Net Realized Gain/(Loss) on Futures Contracts	(6,594,693)
Change in Net Unrealized Appreciation/(Depreciation) on Investments	319,739
Change in Net Unrealized Appreciation/(Depreciation) on Futures Contracts	21,100
Increase/(Decrease) in Net Assets from Operations	(13,214,005)
From Distributions to Shareholders:	-
From Capital Share Transactions:
Proceeds From Sale of Shares	37,388,720
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	(13,406,434)
Net Increase/(Decrease) from Shareholder Activity	23,982,286
Net Increase/(Decrease) in Net Assets	10,768,281
Net Assets at Beginning of Period	-
Net Assets at End of Period	$10,768,281
Share Transactions:
Issued	3,824,574
Reinvested	-
Redeemed	(2,124,230)
Net Increase/(Decrease) in Shares	1,700,344
Shares Outstanding Beginning of Period	-
Shares Outstanding End of Period	1,700,344

Financial Highlights
Selected data for a share outstanding throughout the period:	12/31/2019*
	to
	7/31/2020
Net Asset Value -
Beginning of Period	$10.00
Net Investment Income/(Loss) (a) (e)	(0.06)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(3.61)
Total from Investment Operations	(3.67)
Distributions (From Net Investment Income)	-
Distributions (From Realized Capital Gains)	-
Total Distributions	-
Net Asset Value -
End of Period	$6.33
Total Return (c)	(36.70)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$10,768
Ratio of Expenses to Average Net Assets (d)	1.65%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	(1.39)%	***
Portfolio Turnover Rate	464.61%	**

* Commencement of Investment Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the Schedule of Investments.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

     NOTES TO THE FINANCIAL STATEMENTS
ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND
July 31, 2020

1.) ORGANIZATION
Alpha Fiduciary Quantitative Strategy Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 11, 2019. The Fund went effective on November 5, 2019 but did not commence investing in line with its objectives until December 31, 2019. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of July 31, 2020, there were thirteen series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective using a quantitative strategy by investing primarily in a portfolio of exchange traded funds (“ETFs”) and equity index futures. The investment adviser to the Fund is Alpha Fiduciary, Inc. (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The net asset value (“NAV”) is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

FUTURES:
The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. To the extent the Fund enters into a futures contract, it will deposit with the broker cash, cash equivalents or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value to maintain its appropriate margin balance. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterpar-ty to all exchange traded futures, guarantees the futures against default.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to

2020 Annual Report 9

Notes to the Financial Statements - continued

shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period December 31, 2019 through July 31, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions are recorded as capital gain distributions from investment companies, and short-term capital gain distributions are recorded as dividend income. Withholding taxes on foreign dividends, if any, are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ORGANIZATIONAL & OFFERING EXPENSES:
All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund and are not recoupable in the future.

EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

2020 Annual Report 10

Notes to the Financial Statements - continued

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Derivative Instruments (including futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized as Level 1 of the fair value hierarchy.

Money market funds. Money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets/(liabilities) measured at fair value as of July 31, 2020:

2020 Annual Report 11

Notes to the Financial Statements - continued

Valuation Inputs of Assets/(Liabilities)

	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 8,621,666	$0	$0	$ 8,621,666
Money Market Funds	1,831,534	0	0	1,831,534
Total Investment Securities	$10,453,200	$0	$0	$10,453,200

Futures Contracts	$21,100	$0	$0	$21,100

The Fund did not hold any Level 3 assets during the period December 31, 2019 through July 31, 2020. Futures contracts include unrealized gain/(loss) on contracts open at July 31, 2020.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 1.00% of the Fund’s average daily net assets.

For the period December 31, 2019 through July 31, 2020, the Adviser earned management fees totaling $130,619. At July 31, 2020, the Fund owed $8,949 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.70% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement.

For the period December 31, 2019 through July 31, 2020, the Adviser earned services fees of $84,485. At July 31, 2020, the Fund owed the Adviser services fees of $6,239.

5.) DERIVATIVE TRANSACTIONS
The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of July 31, 2020 was as follows:

Unrealized Appreciation (Depreciation) on Derivatives
		Value of Unrealized
	Statement of Assets and Liabilities	Appreciation
Type of Derivative / Risk	Location	(Depreciation)
	Unrealized Appreciation on Futures
Equity Contracts	Contracts	$21,100

Realized and unrealized gains and losses on derivative contracts entered during the period December 31, 2019 to July 31, 2020 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Futures	Net Realized Gain/		Net Change in Unrealized
Contracts	(Loss) on Futures	($6,594,693)	Appreciation/(Depreciation)	$21,100
	Contracts		on Futures Contracts

2020 Annual Report 12

Notes to the Financial Statements - continued

The notional value presented on the Statement of Assets and Liabilities is representative of the average notional amount of futures during the period December 31, 2019 to July 31, 2020 was $7,772,279.

The table below reflects the offsetting assets and liabilities relating to futures contracts as shown on the Statement of Assets and Liabilities as of July 31, 2020:

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Net Amounts
Presented in
Gross Amounts of	Gross Amounts Offset in the	the Statement		Collateral
Recognized	Statement of Assets and	of Assets and	Financial	Pledged	Net
Assets	Liabilities	Liabilities	Instruments	(Received)*	Amount
$21,100	$0	$21,100	$0	$0	$0

* The amount is limited to the net amount of financial assets and liabilities and accordingly does not include excess collateral pledged.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid $500 each, for a total of $1,500 in Trustees’ fees for the period December 31, 2019 through July 31, 2020 by the Adviser.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2020, TD Ameritrade, Inc., held for the benefit of its customers, in the aggregate, 99.99% of Fund shares.

8.) INVESTMENT TRANSACTIONS
For the period December 31, 2019 through July 31, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $57,131,561 and $42,050,471, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investment securities owned at July 31, 2020 was $10,133,461.

At July 31, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$319,739	$0	$319,739

The Fund did not pay any distributions during the period December 31, 2019 through July 31, 2020.

As of July 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other accumulated gains (accumulated losses)	$ (13,533,744)
Unrealized appreciation (depreciation) – net	319,739
$ (13,214,005)

2020 Annual Report 13

Notes to the Financial Statements - continued

As of July 31, 2020, other accumulated gains (accumulated losses) included deferred late year ordinary losses of $180,988 and deferred post-October losses of $13,352,756, of which $9,408,600 was short-term and $3,944,156 was long-term. As of July 31, 2020, the difference between book and tax basis unrealized appreciation (depreciation) – net was primarily related to the realization for tax purposes of unrealized gains on futures contracts.

10.) RISKS TO CONSIDER
Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price.

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Risks of Exchange Traded Funds. Investment in an ETF carries security-specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund may invest a significant percentage of its assets in a single ETF, ETN and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position.

COVID-19 Risk. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of

2020 Annual Report 14

Notes to the Financial Statements - continued

infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alpha Fiduciary Quantitative Strategy Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and futures contracts, of Alpha Fiduciary Quantitative Strategy Fund (the “Fund”), a series of PFS Funds, as of July 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 31, 2019 (commencement of operations) through July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2019 (commencement of operations) through July 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 28, 2020

2020 Annual Report 16

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2020 Annual Report 17

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-266-3996. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown,	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	estate planning and business attor-		Investor Funds
ney (1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	13	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 18

Investment Adviser
Alpha Fiduciary, Inc.

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Alpha
Fiduciary Quantitative Strategy Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Alpha Fiduciary Quantitative Strategy Fund www.alphafiduciaryfunds.com 1-888-266-3996

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

FYE 7/31/2020
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$1,200

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Reports Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 7/31/2020
Registrant	$4,200
Registrant’s Investment Adviser	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ Ross C. Provence Ross C. Provence President

Date: 10/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 10/2/2020

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 10/2/2020